Rental Expense And Commitments	12 Months Ended
Dec. 31, 2011
Rental Expense And Commitments [Abstract]
Rental Expense And Commitments

11. Rental expense and commitments

Rental expense, less income from subleases, for 2011, 2010 and 2009 was $97.9 million, $100.4 million and $104.5 million, respectively. Income from subleases, for 2011, 2010 and 2009 was $9.8 million, $11.2 million and $14.6 million, respectively.

Minimum net rental commitments under noncancelable operating leases, including idle leases, outstanding at December 31, 2011, substantially all of which relate to real properties, were as follows: 2012, $67.8 million; 2013, $56.3 million; 2014, $46.5 million; 2015, $37.2 million; 2016, $26.3 million; and $63.2 million thereafter. Such rental commitments have been reduced by minimum sublease rentals of $39.6 million, due in the future under noncancelable subleases. Included in the net rental commitments at December 31, 2011 is $9.4 million related to idle leases.

At December 31, 2011, the company had outstanding standby letters of credit and surety bonds of approximately $324 million related to performance and payment guarantees. On the basis of experience with these arrangements, the company believes that any obligations that may arise will not be material. In addition, at December 31, 2011, the company had deposits and collateral of approximately $57 million in other long-term assets, principally related to collateralized letters of credit, and to tax and labor contingencies in Brazil.